Exhibit 10.16

                              INTELLECTUAL PROPERTY
                               SECURITY AGREEMENT

     INTELLECTUAL PROPERTY SECURITY AGREEMENT made this first day of August, 2002, by and between ROCKWELL CAPITAL PARTNERS, LLC, a Delaware limited liability company, having an office at 488 Madison Avenue, 8th Floor, New York, New York 10022, as secured party ("Secured Party") and INFORMEDIX, INC., a Delaware corporation having offices at Georgetown Park, 5880 Hubbard Drive, Rockville, Maryland 20852-4821, as debtor ("Debtor").

     In consideration of the mutual covenants hereinafter set forth and other valuable consideration, receipt of which is hereby acknowledged by Debtor, and to induce Secured Party to advance money to Debtor as working capital pursuant to the terms of one or more Convertible Promissory Notes (the "Notes"), the parties hereto agree as follows:

     1. Grant of Security Interest: Assignment of Proceeds. Debtor hereby grants to Secured Party a continuing security interest in and assigns, pledges and transfers to Secured Party the following collateral (hereinafter collectively called "Collateral"):

          (a) All patents, patent applications and patentable inventions, including, without limitation, the Debtor's Pioneer Patent Portfolio, each such patent being identified in Schedule I attached hereto and made a part hereof and each patent application identified in such Schedule I, and including, without limitation, (i) all inventions and improvements described and claimed therein and the right to make, use or sell the same, (ii) the right to sue or otherwise recover for any misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the work and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of each Grantor accruing hereunder or pertaining thereto (the "Patents").

          (b) All license agreements (subject to the rights of the other parties thereto) with any other person in connection with any of the Patents, or such other person's patents, trade names, trademarks, service marks, copyrights or works of authorship, or other intellectual property, whether such grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule II attached hereto and made a part hereof, and any right to prepare for sale, sell and advertise for sale, a!! goods and/or services now or hereafter owned by the Grantor and now or hereafter covered by any such licenses (the "Licenses"); provided, however, that to the extent that the consent of any other party to any of the Licenses is required, under the terms thereof, for the collateral assignment thereof, this Agreement shall not effect any collateral assignment of(or otherwise be applied so as to cause a default under) such Licenses.

          (c) All proceeds of the Accounts, Patents and Licenses, including, without limitation, all claims by Debtor against third parties for infringement of the Patents or Licenses (at! hereinafter called the "Proceeds").

     The Collateral shall secure the amounts from time to time due from Debtor to Secured Party whether on an open-account basis or evidenced by the Notes or otherwise (all hereinafter called "Obligations").

     2. Warranties. Debtor represents and warrants as follows:

          (a) Debtor is duly organized and existing under the laws of the State of Delaware and is duly qualified to do business in every other state in which it does business. The execution, delivery and performance of this Security Agreement are within Debtor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Debtor's charter, by-laws or other corporate papers, or of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound.

          (b) Except for the security interests granted hereby, and the Security interest granted to the Warren & Lewis Investment Corporation which is superior to this security interest, which may include Warren & Lewis, Private Investors Equity, LLC, and others; or subsequently permitted pursuant to the terms hereof, the Collateral currently existing or to be acquired hereafter is and will be lawfully owned by Debtor, free from any adverse lien or encumbrance, and Debtor has the right to grant Secured Party a security interest in the Collateral; and Debtor will defend the Collateral or any part thereof against claims and demands of any person at any time claiming any interest therein.

          (c) With respect to the Patents and the Licenses:

              (i) Debtor has not made any pervious assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Patents or Licenses (except for any which is immaterial to the business of such Debtor). Debtor intends to give a first lien securities interest to the Warren & Lewis Investment Corporation for up to $350,000 of debt as part of a planned Bridge Loan transaction. Except as set forth on Schedule I or II nor has Debtor granted any License other than those listed on Schedule II hereto, release, covenant not to sue, or non-assertion assurance to any person with respect to any part of Patents or Licenses (except for any which is immaterial to the business of Debtor;

              (ii) Debtor has used proper statutory notice in connection with its use of each patent;

              (iii) This Agreement creates in favor of the Secured Party a valid subordinated security interest in the Patents and Licenses;

              (iv) Except as set forth in Schedule I or II hereof, and any required consent of other parties to Licenses, no consent of any person and no authorization, approval or other action by, and no notice to or fling with, any governmental authority or regulatory body or other person is required (i) for the grant by Debtor of the assignment and security interest granted hereby, for the pledge by Debtor of the Patents or Licenses pursuant hereto, or for the execution, delivery or performance of this Agreement by Debtor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the subordinated nature of such pledge, assignment and security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and the filing and recording of this Agreement in the United States Patent and Trademark Office against each patent or patent application, or
(iii) for the exercise by the Secured Party of its rights provided for in this Agreement or the remedies in respect of the Patents or Licenses pursuant to this Agreement. To the extent that of the Licenses entered into after the date hereof is material to the business of the subject Debtor or accounted for or could reasonable be expected to account for more than $50,000 in gross revenues to the Debtor during Debtor's current or subsequent fiscal year, the Debtor will hereafter promptly use its commercially reasonable efforts (without being required to incur any unreasonable expense) to obtain any required third party consent for the assignment of such License hereunder; and

              (v) Except as set forth on Schedule I or II hereto no claim has been made to or by Debtor arid is continuing or threatened to or by Debtor that any Patents and Licenses (except that which is immaterial to such Debtor's business) is invalid or unenforceable or that the use by Debtor of any Patents and Licenses (except that which is immaterial to such Debtor's business) does or may violate the rights of any person. To the best of Debtor's knowledge, there is currently no infringement or unauthorized use of any Patents and Licenses (except that which is immaterial to such Debtor's business) or could not reasonably be expected to result in a claim or claiming against such Debtor for amounts exceeding $25,000 individually or in the aggregate.

     3.   Place of Business arid Location of Record Keeping; Reports.

          (a) All Records will be kept at Debtor's premises stated above, unless Secured Party shall otherwise consent in writing.

          (b) Debtor shall, upon the request of Secured Party, render to Secured Party periodic reports of the Accounts, the Patents, the Licenses or Proceeds arising therefrom.

          (c) Debtor shall at all reasonable times and from time to time allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine or inspect the Inventory wherever located and to examine, inspect and make extracts front the Records and to arrange for verification Of Accounts directly with the respective Account debtors.

          (d) Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require more completely to vest in and assure to Secured Party its rights hereunder or in any Collateral.

      4. Preservation and Disposition of Collateral; Limited Agreement of Subordination.

          (a) Debtor shall keep the Collateral free from any adverse lien, encumbrance or security interest. Notwithstanding the foregoing, Secured Party agrees that Debtor may pledge the Collateral to Warren & Lewis or its affiliates company on a first priority basis as to security and as to payment up to a maximum loan amount of $350,000.

          (b) At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, Debtor agrees to reimburse

Secured Party, on demand, for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization.

          (c) Until default, Debtor may use the Patents in any lawful manner not inconsistent with this Agreement and may also issue Licenses in the ordinary course of business, for standard royalty rates; provided, however, that any and all Proceeds of any such sale shall be fully and faithfully accounted for. A License in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt nor does it include a bulk transfer or sacrifice sate.

          (d) Upon a default, at the request of Secured Party, Debtor will deliver to Secured Party lists or copies of the Patent and License related Accounts promptly after they arise, and will deliver to Secured Party, promptly upon receipt, all Proceeds received by Debtor, including all Proceeds of the Accounts, in the exact form in which they are received. To evidence Secured Party's rights hereunder, Debtor will assign or endorse these Intellectual Property related proceeds to Secured Party as Secured Party may request and Secured Party shall have full power to collect, compromise, endorse, sell, or otherwise deal with the Accounts in its own name or that of Debtor. Secured Party in its discretion may apply cash proceeds to the payment of any Obligations secured hereby or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

          (e) Secured Party may upon a default notify the Account debtors or other obligors that the Accounts have been assigned to Secured Party and should be paid to Secured Party. Upon default, the request of Secured Party, Debtor shall so notify its Account debtors and indicate on alt invoices to such Account debtors that the Accounts are payable to Secured Party. So long as such notices of assignment shall not have been given to the Account debtors or the obligors, Debtor shall have the authority to ask for, demand, collect, institute and maintain suits in its own name for, receive, compromise and give acquittances for, any and all sums which are now or may hereafter become due on the Accounts.

     5.   Financing Statements.

          (a) At the request of Secured Party, Debtor will join with Secured Party in executing one or more financing statements pursuant to the Unifo Commercial Code in form satisfactory to Secured Party and will pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be necessary or desirable.

          (b) Without the written consent of Secured Party, Debtor will not allow any adverse financing statement covering the Collateral or any part thereof to be on file in any public office~

     6. Events of Default, Acceleration. Any or all unpaid principal and interest shall at the option of Secured Party and notwithstanding any time or credit allowed by any instrument evidencing a liability, including but not limited to invoices of Secured Party for goods, become immediately due and payable without notice or demand upon the occurrence of any of the following events of default:

          (a) The dissolution of Debtor or any vote in favor thereof by the board of directors and shareholders of Debtor; or

          (b) Debtor makes an assignment for the benefit of creditors, or files with a court of competent jurisdiction an application for appointment of a receiver or similar official with respect to it or any substantial part of its assets, or Debtor files a petition seeking relief under any provision of the Federal Bankruptcy Code or any other federal or state statute now or hereafter in effect affording relief to debtors, or any such application or petition is filed against Debtor, which application or petition is not dismissed or withdrawn within sixty (60) days from the date of its filing; or

          (c) Debtor fails to pay the principal amount, or interest on, or any other amount payable under, its Note to Secured Party this Note of even date herewith as and when the same becomes due and payable; or

          (d) Debtor admits in writing its inability to pay its debts as they mature; or

          (e) Debtor sells all or substantially all of its assets or merges or is consolidated with or into another corporation except a merger with or into a publicly traded corporation; or

          (f) A proceeding is commenced to foreclose a security interest or lien in any property or assets of Debtor as a result of a default in the payment or performance of any debt ($15,000) of Debtor or of any subsidiary of Debtor; or

          (g) A final judgment for the payment of money in excess of$ 15,000 is entered against Debtor by a court of competent jurisdiction, and such judgment is not discharged (nor the discharge thereof duly provided for) in accordance with its terms, nor a stay of execution thereof procured, within thirty (30) days after the date such judgment is entered, and, within such period (or such longer period during which execution of such judgment is effectively stayed), an appeal therefrom has not been prosecuted and the execution thereof caused to be stayed during such appeal; or

          (h) An attachment or garnishment is levied against the assets or properties of Debtor or any subsidiary of Debtor involving an amount in excess of$ 15,000 and such levy is not vacated, bonded or otherwise terminated within thirty (30) days after the date of its effectiveness; or

          (i) Debtor defaults in the due observance or performance of any covenant, condition or agreement on the part of Debtor to be observed or performed pursuant to the terms of this Note (other than the default specified in paragraph 6(c) above) and such default continues uncured for a period of thirty (30) days; or

          (j) Debtor defaults in the payment (regardless of amount) when due of the principal of, interest on, or any other liability on account of, any indebtedness of Debtor having a face or principal amount in excess of $15,000, or a default occurs in the performance or observance by Debtor of any covenant or condition (other than for the payment of money) contained in any note or agreement evidencing or pertaining to any such indebtedness, which causes the maturity of such indebtedness to be accelerated or permits the holder or holders of such indebtedness to declare the same to be due prior to the stated maturity thereof; or

          (k) Debtor does not proceed with a reverse takeover into a public shell by the Maturity Date for any reason whatsoever.

     7.   Rights and Remedies on Default.

          (a) Upon the occurrence of any event of default, and at any time thereafter, Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York in effect from time to time (the "N.Y. Uniform Commercial Code") in addition to the rights and remedies provided herein or in any other instrument or paper executed by Debtor. Secured Party may enter into the premises of Debtor and repossess the Collateral or may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to all parties. Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Any such sale shall be under the advice and assistance of an investment-banking firm familiar with the disposition of intellectual property. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor first set forth above, or as modified by any notice given pursuant to this Agreement, at least five days before the time of the sale or disposition. Debtor shall pay to Secured Parts' on demand any and all reasonable expenses, legal expenses and reasonable attorneys' fees, incurred or paid by Secured Party in protecting or enforcing the obligations arid other rights of Secured Party hereunder including its right to take possession of the Collateral. Insofar as Collateral shall consist of the Intellectual property related Accounts, Secured Party may demand, collect, receipt for, settle, compromise, adjust, due for, foreclose or realize upon such Accounts as Secured Party may determine whether or not such Accounts are then due and, for the purpose of realizing Secured Party's rights therein, Secured Party may receive, open and dispose of mail addressed to Debtor and endorse notes, checks drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of such Accounts on behalf of and in the name of Debtor.

          (b) The Secured Party may exercise in respect of the Patents and Licenses, in addition to other rights and remedies provided for herein or in any other loan document or otherwise available to it, all the rights and remedies of a Secured Party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Patents and Licenses) and also may (i) require any and all of the Debtor to and hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the documents and things embodying any part of the Patents and Licenses as directed by the Secured Party and make them available to the Secured Party at a place and time to be designated by the Secured Party; (ii) without notice except as specified below and as required by law, sell the Patents and Licenses or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable; and (iii) occupy any premises owned or leased by any Debtor where documents and things embodying the Patents and Licenses or any part thereof are assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Debtor in respect of such occupation. Any such sale shall be under the advice and assistance of an investment-banking firm familiar with the disposition of intellectual property. In the event of any sale, assignment, or other disposition of any of the Patents and Licenses, the goodwill of the business connected with and symbolized by any of the Patents and Licenses subject to such disposition will be included, and Debtor will supply to the Secured Party or its designee Debtor's know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provisions of services relating to any Patents and Licenses subject to such disposition and, including, but not limited to, Debtor's customer lists and other records and documents relating to such Patents and Licenses and to the manufacture, distribution, advertising and sale of such products and services. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days written notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made will constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Patents and Licenses regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice except as required by law, be made at the time and place to which it was so adjourned.

          (c) Subject to the priority interest of Warren & Lewis, all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Patents and Licenses may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party), in whole or in part to costs of such sale, hereunder. Any surplus of such cash or cash proceeds held by the Secured Party remaining after payment in full of all of the Obligations shall be paid over to the Debtor or to whoever may be lawfully entitled to receive such surplus.

     8.   General.

          (a) No Waiver. Secured Party shall not be deemed to have waived any of Secured Party's rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All of Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

          (b) Notices. All demands upon Debtor and all notices given hereunder shall be in writing and shall be effective when delivered in person or when deposited in the mails by first class mail, postage prepaid addressed to the appropriate party at addresses first set forth above, or at such other address as either party may hereafter indicate by notice duly given in accordance with this paragraph, or

          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law rules.

          (d) Severability. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

          (e) Successors. All the provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. If at any time or times by assignment or otherwise Secured Party transfers any obligations and Collateral, such transfer shall carry with it Secured Party's powers and rights under this Agreement with respect to the obligations and collateral transferred and the transferee shall become vested with said powers and rights, whether or not they are specifically referred to in the transfer.

          (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) Options. The captions confined in this Agreement are for reference purposes only and are not part of this Agreement.

          (h) Entire Agreement; Interest. This Agreement contains the entire agreement of the parties hereto with respect to the grant of the security interest in the Inventory and the Accounts and the assignment of the proceeds thereof and supersedes all prior written agreements, negotiations, and oral understandings, if any, with respect thereto.

     IN WITNESS WHEREOF, each of the parties hereto has executed this

     Agreement, on the day first above mentioned, by their respective officers, thereunto authorized.

                                        ROCKWELL CAPITAL PARTNERS


                                        By: /s/ Robert DePalo
                                           --------------------------------

                                        INFORMEDIX, INC.


                                        By: /s/ Bruce Kehr
                                           --------------------------------

                                   SCHEDULE I
                                   ----------

                               INFORMEDIX PATENTS
                              UNITED STATES PATENTS

Date Filed      Ref. No.                            Title                           Status       Country
----------      --------                            -----                           ------       -------
8/30/84        4,768,176          Apparatus for Alerting a patient to Take          Issued         United
                                  Medication                                        8/30/88        States

8/30/84        4,768,177          Method and Apparatus for Alerting a Patient to    Issued         United
                                  Take Medication                                   8/30/88        States

1/17/90        5,200,891          Electronic Medication Dispensing Method           Issued 4/6/93  United
                                                                                                   States

7/23/90        5,752,235          Electronic Medication Monitoring and Dispensing   Issued         United
                                  Method                                            5/12/98        States

12/02/94       5,642,731          Method of and Apparatus for Monitoring the        Issued         United
                                  Management of Disease                             7/1/97         States

3/7/97         60,040,128         Automatic Adjustment of Treatment Regimen         Incorporated   United
                                                                                    Into PCT       States
                                                                                    Application

4/18/97        60,044,472         Wireless Method and Apparatus for Monitoring      Incorporated   United
                                  Disease                                           Into PCT       States
                                                                                    Application

7/1/97         60,051,389         Method and Apparatus for Communication Between    Incorporated   United
                                  Fixed and Mobile Medication Dispensers and        Into PCT       States
                                  Disease Management Tools                          Application

9/8/97         5,954,641          Method, Apparatus, and Operating System for       Issued         United
                                  Managing the Administration of Medication and     9/21/99        States
                                  Medical Treatment Regimens

10/22/97       08,955,952         Variable Capacity Medication Trays and Labeling   Incorporated   United
                                  Method                                            Into PCT       States
                                                                                    Application

12/22/97       60,068,473         Second Wireless Provisional Application And       Incorporated   United
                                  Assay Algorithms                                  Into PCT       States
                                                                                    Application

3/6/98         PCT/US 98/03933    Method, Apparatus, and Operating System for       Pending        United
                                  Real-Time Monitoring and Management of                           States
                                  Patients' Health Status and Medical Treatment
                                  Regimens

4/10/98        D420,446           Hand-Held Portable Medical Monitoring Device      Issued         United
                                                                                    2/8/2000       States

9/20/90        6,085,752          Method, apparatus and operating system for        Issued         United
                                  managing the admin. of medication treatment       7/11/2000      States
                                  regimens

10/22/97       6,102,855          Variable Capacity Medication Container and        Issued         United
                                  Labeling System for Medical Monitoring Device     8/15/00        States

                               INFORMEDIX PATENTS
                       FOREIGN (NON-UNITED STATES) PATENTS

Date Filed       Ref. No.         Status               Country
----------       --------         ------               -------
6/19/85          1,293,382        Issued 12/24/91      Canada
7/05/85          0172638B1        Issued 4/22/92       United Kingdom
7/05/85          0172638B1        Issued 4/22/92       Germany
7/05/85          0172638B1        Issued 4/22/92       Italy
7/05/85          0172638B1        Issued 4/22/92       France
3/30/86          60-145921          Issued 1993        Japan
 3/6/98        PCT 98/03933          Pending           Canada, Europe, Japan,
                                                       Australia, Mexico, North
                                                       Korea

                     INFORMEDIX TRADEMARKS AND SERVICEMARKS
                             UNITED STATES TRADEMARK

                                  MEDI-MONITOR
                           Med-eMonitor(TM) (pending)
                     Real-Time Patient Information (pending)

                                   SCHEDULE I

     a. PROVISIONAL PA TENT LIST

     Filing Date: 20010108

     A METHOD AND APPARATUS OF MASS CUSTOMIZATION OF INFORMATION DEVICE FUNCTIONS AND FEATURES THROUGH SERVER ACCESS TO, OR DOWNLOADING OF, SUBGROUP-SPECIFIC SOFTWARE APPLICATIONS

     Filing Date:20001 114

     METHOD, APPARATUS, AND OPERATING SYSTEM FOR PROVIDING DYNAMIC, MASS-CUSTOMIZABLE, INTERACTIVE SCREENS AND VOICE PROMPTS FOR SELECTING MEDICAL INFORMATION TO IMPROVE HEALTH OUTCOMES

     Filing Date: 20001019

     METHOD AND APPARATUS OF TRANSACTION-BASED MONITORING, CUSTOMER RELATIONS MANAGEMENT, AND ACCOUNTING SYSTEMS

     Filing Date: 20000911

     METHOD AND APPARATUS OF ENHANCED SCIENTIFIC VALIDITY IN

     PHARMACEUTICAL ADVERTISEMENT CLAIMS AND DRUG PACKAGE INSERTS BASED UPON

     REAL-TIME CORRELATION OF MEDICATION COMPLIANCE INFORMATION WITH HEALTH OUTCOMES INFORMATION

     Filing Date: 20000906

     METHOD AND APPARATUS OF STREAMING VIDEO AND PICTORIAL REPRESENTATIONS, TO MONITOR AND ENHANCE MEDICATION COMPLIANCE, PHYSIOLOGIC STATUS, HEALTH STATUS, AND PHARMACEUTICAL SALES

     Filing Date: 20000828

     METHOD AND APPARATUS FOR THE CREATION AND SELF-SELECTION OF MUSICAL ALARMS, TO OPTIMIZE ADHERENCE TO MEDICATION REGIMENS AND MEDICAL TREATMENT PLANS

     Filing Date: 20000824

     METHOD AND APPARATUS OF PROVIDING PHARMACO-ECONOMIC ANALYSIS, BASED UPON THE CORRELATION OF REAL-TIME MEASURES OF MEDICATION COMPLIANCE; PHYSIOLOGIC AND HEALTH STATUS; AND GENOMIC, PROTEOMIC, AND PHENOTYPIC DATA.

     Filing Date: 20000821

     METHOD AND APPARATUS OF PROVIDING SELF-SELECTED, SYNCHRONIZED, DATABASE-LINKED MEDICAL MONITORS TO OUTPATIENTS AND THEIR CAREGIVERS

     Filing Date: 20000627

     METHOD AND APPARATUS OF PROVIDING REAL-TIME, RISK-STRATIFIED, TRIAGE AND MEDICAL INTERVENTIONS, BASED UPON AN INTERNET-ENABLED PATIENT CARE MANAGEMENT SYSTEM

     Filing Date: 20000526

     METHOD AND APPARATUS OF PROVIDING A REAL-TIME, TIME-AND-E VENT-DRIVEN MEDICAL TREATMENT PLAN TO OUTPATIENTS AND THEIR CAREGIVERS

     Filing Date: 20000420

     METHOD AND APPARATUS OF MASS CUSTOMIZATION OF MEDICAL PROTOCOLS, TO MONITOR AND MANAGE MEDICAL OUTPATIENTS

                                   SCHEDULE II
                                   -----------

          INFOR.MEDIX HAS NOT LICENSED ITS PATENTS TO ANY THIRD PARTIES